John Hancock
Income
Securities Trust

SEMI
ANNUAL
REPORT

6.30.01

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, in upper left-hand corner.]

WELCOME

Table of contents

Your fund at a glance
page 1

Manager's report
page 2

Fund's investments
page 6

Financial statements
page 19

For your information
page 33



Dear Fellow Shareholders,

The U.S. stock market has had a rough beginning in 2001, as last year's downward spiral continued due to growing concern over the slowing economy and a parade of disappointing earnings announcements. The Standard & Poor's 500 Index, a leading benchmark of large-cap stocks, fell by 6.69% in the first six months of the year. The Federal Reserve aggressively began to attack the economic slowdown with interest-rate cuts totaling 2.75 percentage points between January and the end of June. By April, investors began to believe the worst might be over, prompting a sharp stock rally that month. Bonds wound up outperforming stocks overall.

Even with the spring upturn, the stock market remains indecisive, as investors try to get a clearer sense of the timetable for economic and corporate recovery. More than ever, this is a time to keep a long-term investment perspective and check in with your investment professional to ensure that your portfolio is adequately diversified.

As always, we will continue to update you on these developments and anything that specifically relates to your fund and its performance. In fact, this newly designed shareholder report is our latest offering in that regard, and is part of our ongoing effort to better serve our shareholders.

Based on your feedback, we set out to create a more inviting report that you could easily navigate and that would provide you with more information on your fund. In addition to the new overall look, there are several prominent changes, including a table of contents and a new summary page opposite this one. The most obvious difference is the report's size. By changing it to a standard mailing format we hope to deliver it to you in an even more timely fashion.

These twice-yearly shareholder reports are your best way to better understand your fund and what has been driving its performance. We encourage you to read them, and hope that our new version will make the task easier and more meaningful.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
a high level of
current income
consistent with
prudent invest
ment risk by
investing in a
diversified
portfolio of debt
securities.

Over the last six months

* The Federal Reserve Board cut short-term interest rates six times, totaling 2.75 percentage points.

* Credit spreads narrowed and investment-grade corporate bonds were the market's star performers.

* Selectivity and in-depth credit research became increasingly important as many companies became financially distressed.

[Bar chart with heading "John Hancock Income Securities Trust." Under the heading is a note that reads "Fund performance for the six months ended June 30, 2001." The chart is scaled in increments of 1% with 0% at the bottom and 5% at the top. The first bar represents the 3.92% total return for John Hancock Income Securities Trust. A note below the chart reads "The total return is at net asset value with all distributions reinvested."]

Top holdings

13.5%   United States Treasury
 7.1%   Federal National Mortgage Assn.
 5.5%   Government National Mortgage Assn.
 1.7%   Scotland International Finance No. 2, B.V.
 1.5%   Financing Corp.
 1.3%   Chugach Electric Association
 1.2%   Iberdrola International B.V.
 0.9%   GMAC Commercial Mortgage Securities
 0.9%   Morgan Stanley Capital I
 0.9%   New York Life Insurance Co.

As a percentage of net assets on June 30, 2001.



BY JAMES K. HO, CFA, PORTFOLIO MANAGER

John Hancock
Income Securities
Trust

MANAGER'S
REPORT

During the past six months, investment conditions within the equity and fixed-income markets not only reaffirmed the need for bonds in a well-rounded portfolio, but they have also served to remind investors that selectivity and in-depth credit research are critical to success. Since January, a corporate earnings retrenchment and greater-than-anticipated economic slowdown have buffeted the financial markets. The Federal Reserve Board demonstrated its resolve to stimulate economic growth by cutting short-term interest rates six times in as many months. By the end of June, the federal funds rate -- the rate that banks charge each other for overnight loans -- had declined to 3.75% from 6.50% at the end of 2000. These cuts caused only short relief rallies for stocks, but they have benefited the broad fixed-income market and, in turn, the Fund's portfolio. With the weakened economy, however, difficult credit situations arose in many areas of the corporate sector, supporting our issue-by-issue approach to researching and purchasing securities for the Fund.

"...a corporate earnings
 retrenchment and
 greater-than-anticipated
 economic slowdown
 have buffeted the
 financial markets."

FUND PERFORMANCE

For the six months ended June 30, 2001, John Hancock Income Securities Trust produced a total return of 3.92% at net asset value, compared with the 3.44% return of the average open-end corporate debt A-rated fund, according to Lipper, Inc.

CREDIT SPREADS NARROWED THROUGH MAY

The Fed's concerted efforts to inject liquidity into the markets and make it easier for companies to obtain capital have enabled credit spreads -- the difference in yield between bonds of varying credit quality -- to tighten throughout much of the period. Bonds offering attractive risk premiums enjoyed renewed investor interest, including investment-grade and high-yield corporate issues, as well as emerging-market debt. Corporate new issuance supply was heavy and was met by equally strong demand. The bond prices of many lower-grade securities bounced as a result of the spread narrowing, particularly those in the automotive and telecommunications sectors, which were at the most depressed levels coming into the fiscal year.

[A photo of Team leader Jim Ho flush right next to first paragraph.]

Q2 ANNOUNCEMENTS REKINDLE UNCERTAINTY

The dramatic improvement in the corporate bond market, particularly in high-yield debt, lasted through May. As June arrived, however, so, too, did the corporate quarterly pre-announcement season. Many high-profile companies such as Lucent, Motorola and Nortel announced they would not meet analysts' earnings expectations and likely would post substantial losses. This, in turn, put renewed pressure on high-yield bonds, pulling down securities in the lowest-grade tiers, particularly those issued by smaller, less stable telecommunication companies such as competitive local exchange carriers. Lack of a visible economic turnaround in the near future also served to dampen the mood for some cyclical issues, such as automotives. The Fund weathered the recent unease well, largely because of our emphasis on higher-grade corporate bonds, which was the top-performing fixed-income sector over the six-month period.

"As appropriate opportuni-
 ties arose, we selectively
 increased the Fund's stake
 in corporate bonds..."

CORPORATE BOND EXPOSURE INCREASED

As appropriate opportunities arose, we selectively increased the Fund's stake in corporate bonds, taking advantage of the high current yields and potential for price appreciation as spreads narrowed. This reflects our belief that the Fed's actions will restore economic stability. While we focused predominantly on higher-grade issues, many of which exhibited economic sensitivity, we did not rule out opportunities in below-investment-grade bonds. We added to or initiated positions in such names as Northwest Airlines, Delphi Automotive Systems, Newmont Mining, Phelps Dodge, Georgia-Pacific, AOL Time Warner, Viacom and Bank One. We also slightly increased the Fund's weighting in foreign bonds, purchasing Deutsche Telekom, France Telecom, Brazil C-bonds, Colombia sovereign debt and BBVA Bancomer, a Mexican corporate bond that we sold for profits by period's end.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Government-U.S. agencies 14%, the second is Government-U.S. 14%, the third Utilities 13%, the fourth Banks 6%, and the fifth Telecommunications 6%.]

We also maintained fair representation in recession-resistant industries such as defense, utilities, health care, media and energy. Noteworthy performers in this area include BellSouth, Qwest Capital Funding, Progress Energy, HEALTHSOUTH and Cox Communications.

[Pie chart in middle of page with heading "Types of investments in the Fund As of June 30, 2001." The chart is divided into six sections (from top to left): U.S. corporate bonds 50%, U.S. government bonds 28%, Foreign corporate bonds 11%, Foreign government bonds 2%, Short-term investments & other 8%, and Preferred stock 1%. ]

YIELD CURVE STEEPENS AS ECONOMIC WOES MOUNT

With each interest-rate cut, U.S. Treasury bonds rallied. The shorter end of the yield curve experienced the most price appreciation, though intermediate- and long-term issues rallied as well, and the yield curve finally returned to its historic steep slope. The Fund's Treasury positions were laddered in varying maturities, all of which contributed to performance throughout the period.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is AT&T Wireless followed by an up arrow with the phrase "Rebound in telecommunications." The second listing is Bank of America followed by an up arrow with the phrase "Decline in interest rates." The third listing is Brazil C-bonds followed by a sideways arrow with the phrase "Uncertainty in Argentina."]

As 2001 began, our duration was relatively neutral, as we wanted to wait and see how the interest-rate drama would unfold. Because duration mathematically measures a Fund's sensitivity to interest-rate changes, actively managing it provides us with an additional means with which to pursue performance. The surprising aggressiveness with which the Fed eased rates -- and the bond market's substantial response -- led us to believe that investors had fully discounted further rate cuts. It appeared long-term rates would not have much more room to fall. Looking beyond the current environment, we slightly shortened the portfolio's relative duration to position it for what we believed would be the next turn in the road: a flattening of the yield curve. In hindsight, it seems our move was a bit premature, as evidence of a protracted economic slowdown -- and thus the need for additional rate cuts -- continues to mount.

"The Fed has certainly
 demonstrated its
 commitment to jump-starting
 an economic recovery..."

OUTLOOK

Our outlook for bonds is, for the most part, upbeat. The Fed has certainly demonstrated its commitment to jump-starting an economic recovery and there is no reason to believe it will fail to continue cutting rates if that is what the economy mandates. Furthermore, the current scenario is not unlike that which preceded the dramatic corporate bond rally between 1992 and 1996, with one exception: current credit spreads are presently wider than they were back then, presenting discerning investors with some attractive investment opportunities.

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
June 30, 2001
(unaudited).

This schedule is divided into three main categories: publicly traded bonds, preferred stocks and warrants, and short-term investments. Publicly traded bonds are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

ISSUER, DESCRIPTION,                                               INTEREST    CREDIT       PAR VALUE
MATURITY DATE                                                          RATE   RATING*  (000s OMITTED)           VALUE
PUBLICLY TRADED BONDS 90.93%                                                                             $157,281,294
(Cost $154,441,945)

Aerospace 1.16%                                                                                            $2,012,029
BAE Systems Asset Trust,
  Pass Thru Ctf Ser 2001 Class B 12-15-11 (R)                         7.156%     A               $650         650,422
Jet Equipment Trust,
  Equipment Trust Cert Ser 95B2 08-15-14 (R)                         10.910      BBB              550         594,000
Lockheed Martin Corp.,
  Bond 12-01-29                                                       8.500      BBB-             695         767,607

Agricultural Operations 0.47%                                                                                 814,953
Archer-Daniels-Midland Co.,
  Deb 02-01-31                                                        7.000      A+               450         434,223
Cargill, Inc.,
  Note 05-01-06 (R)                                                   6.250      A+               380         380,730

Automobiles/Trucks 1.16%                                                                                    2,013,359
Delphi Automotive Systems Corp.,
  Note 06-15-06                                                       6.550      BBB              645         644,342
ERAC USA Finance Co.,
  Note 02-15-05 (R)                                                   6.625      BBB+             180         178,735
  Note 06-15-08 (R)                                                   7.350      BBB+             320         318,106
  Note 12-15-09 (R)                                                   7.950      BBB+             340         348,469
Ford Motor Co.,
  Note 07-16-31                                                       7.450      A                545         523,707

Banks 6.23%                                                                                                10,770,626
Abbey National First Capital, B.V.,
  Sub Note (United Kingdom) 10-15-04 (Y)                              8.200      AA-            1,000       1,076,590
African Development Bank,
  Sub Note (Supranational) 12-15-03 (Y)                               9.750      AA-            1,000       1,100,270
Bank of New York,
  Cap Security 12-01-26 (R)                                           7.780      A-               650         654,628
Bank One Corp.,
  Sub Note 08-01-10                                                   7.875      A-               320         343,005
Barclays Bank Plc,
  Perpetual Bond (7.375% to 12-29-11 then variable)
  (United Kingdom) 06-29-49 (R) (Y)                                   7.375      A+               430         434,300
BNP Paribas Capital Trust,
  Perpetual Bond (9.003% to 10-27-10 then variable)
  12-27-49 (R)                                                        9.003      A-               335         366,617
Capital One Bank,
  Sr Note 02-01-06                                                    6.875      BBB-             390         382,150
Colonial Bank,
  Sub Note 06-01-11                                                   9.375      BBB-             325         335,660
HSBC Holding Plc,
  Sub Note (United Kingdom) 07-15-09 (Y)                              7.500      A                440         459,932
Royal Bank of Scotland Group Plc,
  Bond (United Kingdom) 03-31-49 (Y)                                  8.817      A-               380         406,801
Sanwa Bank Ltd.,
  Sub Note 06-15-11                                                   7.400      BBB              350         341,257
Scotland International Finance No. 2, B.V.,
  Gtd Sub Note (United Kingdom) 01-27-04 (R) (Y)                      8.800      A              2,000       2,136,560
  Gtd Sub Note (United Kingdom) 11-01-06 (R) (Y)                      8.850      A                750         824,175
Skandinaviska Enskilda,
  Perpetual Bond (6.50% to 6-30-03 then variable)
  (Sweden)12-29-49 (R) (Y)                                            6.500      BBB              395         395,778
Triton PCS, Inc.,
  Sr Sub Note 02-01-11                                                9.375      B-               155         148,800
UBS Preferred Funding Trust I,
  Perpetual Bond (8.622% to 10-01-10 then variable)
  10-01-49                                                            8.622      AA-              365         399,949
Wells Fargo Bank N.A.,
  Sub Note 02-01-11                                                   6.450      A+               490         484,708
Zions Financial Corp.,
  Note (6.95% to 5-15-06 then variable) 05-15-11 (R)                  6.950      BBB-             475         479,446

Beverages 0.45%                                                                                               774,733
Canandaigua Brands, Inc.,
  Sr Sub Note Ser C 12-15-03                                          8.750      B+               460         463,450
Fosters Finance Corp.,
  Note (Australia) 06-15-11 (R) (Y)                                   6.875      BBB+             315         311,283

Broker Services 0.46%                                                                                         789,418
Goldman Sachs Group, Inc.,
  Bond 01-15-11                                                       6.875      A+               485         481,944
Salomon Smith Barney Holdings, Inc.,
  Note 03-15-06                                                       5.875      A                310         307,474

Building 0.14%                                                                                                241,409
Vulcan Materials Co.,
  Note 02-01-06                                                       6.400      A+               240         241,409

Chemicals 1.02%                                                                                             1,767,625
Akzo Nobel, Inc.,
  Bond 11-15-03 (R)                                                   6.000      A-               325         329,875
Equistar Chemicals L.P./Equistar Funding Corp.,
  Note 02-15-04                                                       8.500      BBB-             350         342,660
Millennium America, Inc.,
  Sr Note 06-15-08 (R)                                                9.250      BBB-             165         165,825
Nova Chemicals Corp.,
  Note (Canada) 05-15-06 (Y)                                          7.000      BBB              345         342,823
Potash Corp. of Saskatchewan, Inc.,
  Note (Canada) 05-31-11 (Y)                                          7.750      BBB+             565         586,442

Containers 0.28%                                                                                              487,712
Sealed Air Corp.,
  Note 07-01-08 (R)                                                   8.750      BBB              205         202,112
Stone Container Corp.,
  Sr Note 02-01-11 (R)                                                9.750      B                280         285,600

Cosmetics & Personal Care 0.24%                                                                               409,914
International Flavors & Fragrances, Inc.,
  Note 05-15-06 (R)                                                   6.450      BBB+             410         409,914

Energy 1.05%                                                                                                1,817,169
CalEnergy Co., Inc.,
  Sr Bond 09-15-28                                                    8.480      BBB-             550         587,427
Enron Corp.,
  Note 08-15-05 (R)                                                   8.000      BBB+             510         523,296
P&L Coal Holdings Corp.,
  Sr Sub Note Ser B 05-15-08                                          9.625      B                367         384,433
Progress Energy, Inc.,
  Sr Note 03-01-11                                                    7.100      BBB              320         322,013

Finance 4.13%                                                                                               7,145,155
American Express Credit Account Master Trust,
  Pass Thru Ctf Ser 2000-1 Class A 09-17-07                           7.200      AAA              395         418,451
Boeing Capital Corp.,
  Sr Note 03-01-11                                                    6.100      AA-              525         512,095
Bombardier Capital, Inc.,
  Note 01-15-02 (R)                                                   6.000      A-               520         525,616
Citigroup, Inc.,
  Note 01-18-11                                                       6.500      AA-              335         332,246
Ford Motor Credit Co.,
  Note 02-01-06                                                       6.875      A                415         423,043
General Motors Acceptance Corp.,
  Note 07-15-05                                                       7.500      A                515         540,724
Heller Financial, Inc.,
  Note 03-15-06                                                       6.375      A-               315         317,756
Household Finance Corp.,
  Note 05-09-05                                                       8.000      A                645         689,195
  Note 01-24-06                                                       6.500      A                330         335,295
  Note 07-15-10                                                       8.000      A                340         365,653
ING Capital Funding Trust III,
  Perpetual Bond (8.439% to 12-31-10 then variable)
  12-31-49                                                            8.439      A                365         386,495
Marlin Water Trust/Marlin Water Capital Corp.,
  Sr Sec Note 12-15-01 (R)                                            7.090      BBB              505         509,426
Standard Credit Card Master Trust,
  Series 1995-1 (Class A) 01-07-07                                    8.250      AAA              920         996,185
Takefuji Corp.,
  Sr Note (Japan) 04-15-11 (R) (Y)                                    9.200      A-               430         443,683
Yanacocha Receivables Master Trust,
  Pass Thru Ctf Ser 1997-A 06-15-04 (R)                               8.400      BBB-             356         349,292

Food 0.30%                                                                                                    523,617
Earthgrains Co. (The),
  Note 08-01-03                                                       8.375      BBB              510         523,617

Government -- Foreign 2.28%                                                                                 3,936,079
Brazil, Federative Republic of,
  Bond (Brazil) 04-15-14 (Y)                                          8.000      BB-              868         642,427
Colombia, Republic of,
  Gtd Note (Colombia) 04-09-11 (Y)                                    9.750      BBB              470         479,400
Nova Scotia, Province of,
  Deb (Canada) 04-01-22 (Y)                                           8.750      A-               750         908,197
Ontario, Province of,
  Bond (Canada) 06-04-02 (Y)                                          7.750      AA               500         515,245
Quebec, Province of,
  Deb (Canada) 09-15-29 (Y)                                           7.500      A+               735         783,922
Saskatchewan, Province of,
  Bond (Canada) 12-15-20 (Y)                                          9.375      A+               480         606,888

Government -- U.S. 13.54%                                                                                  23,427,379
United States Treasury,
  Bond 08-15-05                                                      10.750      AAA              885       1,073,062
  Bond 08-15-17                                                       8.875      AAA            1,665       2,185,579
  Bond 05-15-18                                                       9.125      AAA            1,405       1,890,596
  Bond 05-15-30                                                       6.250      AAA            4,450       4,713,484
Inflation Indexed Note 01-15-07                                       3.375      AAA            1,451       1,475,156
  Note 08-15-03                                                       5.750      AAA            2,140       2,200,840
  Note 02-15-05                                                       7.500      AAA            3,335       3,629,414
  Note 07-15-06                                                       7.000      AAA            3,619       3,925,493
  Note 05-15-08                                                       5.625      AAA               60          62,362
  Note 08-15-10                                                       5.750      AAA            2,220       2,271,393

Government -- U.S. Agencies 14.12%                                                                         24,418,151
Federal Home Loan Mortgage Corp.,
  20 Yr Pass Thru Ctf 01-01-16                                       11.250      AAA              133         149,309
Federal National Mortgage Assn.,
  15 Yr Pass Thru Ctf 02-01-08                                        7.500      AAA               64          66,416
  15 Yr Pass Thru Ctf 09-01-10                                        7.000      AAA              365         372,242
  15 Yr Pass Thru Ctf 09-01-12                                        7.000      AAA               97          99,194
  15 Yr Pass Thru Ctf 12-01-12                                        6.500      AAA              799         804,731
  15 Yr Pass Thru Ctf 12-01-14                                        5.500      AAA            2,020       1,952,728
  15 Yr Pass Thru Ctf 07-01-15                                        7.000      AAA              360         366,421
  15 Yr Pass Thru Ctf 05-01-16                                        6.000      AAA              698         693,265
  30 Yr Pass Thru Ctf 10-01-23                                        7.000      AAA              397         400,924
  30 Yr Pass Thru Ctf 11-01-28                                        6.500      AAA              237         233,504
  30 Yr Pass Thru Ctf 06-01-30                                        7.500      AAA              738         753,429
  30 Yr Pass Thru Ctf 12-01-30                                        7.000      AAA              470         472,397
  30 Yr Pass Thru Ctf 02-01-31                                        7.500      AAA            1,370       1,398,505
  30 Yr Pass Thru Ctf 05-01-31                                        6.000      AAA            1,516       1,456,100
  Benchmark Note 01-15-30                                             7.125      AAA            2,635       2,808,726
  Pass Thru Ctf Ser 1997-M8 Class A-1 01-25-22                        6.940      AAA              322         337,240
Financing Corp.,
  Bond 02-08-18                                                       9.400      AAA            2,000       2,596,240
Government National Mortgage Assn.,
  30 Yr SF Pass Thru Ctf 09-15-28 to 05-15-29                         6.500      AAA            4,568       4,526,678
  30 Yr SF Pass Thru Ctf 11-15-28 to 07-15-31+                        7.000      AAA            2,964       2,990,986
  30 Yr SF Pass Thru Ctf 09-15-29                                     7.500      AAA            1,175       1,205,885
  30 Yr SF Pass Thru Ctf 07-15-30                                     8.000      AAA              229         237,337
  30 Yr SF Pass Thru Ctf 04-15-21                                     9.000      AAA              142         152,592
  30 Yr SF Pass Thru Ctf 11-15-19 to 02-15-25                         9.500      AAA              232         250,378
  30 Yr SF Pass Thru Ctf 11-15-20                                    10.000      AAA               84          92,924

Insurance 2.77%                                                                                             4,786,060
AXA SA,
  Sub Note (France) 12-15-30 (Y)                                      8.600      A-               510         570,329
Equitable Life Assurance Society USA,
  Surplus Note 12-01-05 (R)                                           6.950      A+               250         258,325
Hartford Life, Inc.,
  Sr Note 03-01-31                                                    7.375      A                340         342,285
Massachusetts Mutual Life Insurance Co.,
  Surplus Note 11-15-23 (R)                                           7.625      AA               485         492,275
MONY Group, Inc. (The),
  Sr Note 12-15-05                                                    7.450      A-               500         512,355
New York Life Insurance Co.,
  Surplus Note 12-15-23 (R)                                           7.500      AA-            1,500       1,463,400
Sun Canada Financial Co.,
  Sub Note 12-15-07 (R)                                               6.625      AA-              725         762,903
URC Holdings Corp.,
  Sr Note 06-30-06 (R)                                                7.875      AA+              355         384,188

Leisure 1.05%                                                                                               1,811,498
Harrah's Operating Co., Inc.,
  Note 06-01-07 (R)                                                   7.125      BBB-             485         478,195
  Sr Sub Note 12-15-05                                                7.875      BB+              260         263,900
HMH Properties, Inc.,
  Sr Note Ser A 08-01-05                                              7.875      BB               415         405,663
MGM Mirage, Inc.,
  Sr Note 09-15-10                                                    8.500      BBB-             290         302,540
Station Casinos, Inc.,
  Sr Note 02-15-08                                                    8.375      BB-              140         140,700
Waterford Gaming LLC,
  Sr Note 03-15-10 (R)                                                9.500      B+               225         220,500

Media 4.83%                                                                                                 8,351,054
Adelphia Communications Corp.,
  Sr Note 06-15-11                                                   10.250      B+               195         189,638
  Sr Note Ser B 10-01-02                                              9.250      B+               550         555,500
  Sr Note Ser B 07-15-03                                              8.125      B+               265         255,725
AOL Time Warner, Inc.,
  Bond 04-15-31                                                       7.625      BBB+             525         524,869
British Sky Broadcasting Group Plc,
  Sr Note (United Kingdom) 07-15-09 (Y)                               8.200      BB+              370         365,841
Century Communications Corp.,
  Sr Note 03-01-05                                                    9.500      B+               220         213,400
Charter Communications Holdings, LLC/Charter
  Communications Holdings Capital Corp.,
  Sr Note 01-15-11                                                   11.125      B+               120         126,000
  Sr Note 05-15-11 (R)                                               10.000      B+               135         135,000
Clear Channel Communications, Inc.,
  Note 06-15-05                                                       7.875      BBB-             650         680,738
Continental Cablevision, Inc.,
  Sr Note 05-15-06                                                    8.300      A                595         640,631
Cox Communications, Inc.,
  Note 11-01-10                                                       7.750      BBB              365         382,330
CSC Holdings, Inc.,
  Sr Note 04-01-11 (R)                                                7.625      BB+              580         552,334
  Sr Sub Deb 05-15-16                                                10.500      BB-              320         352,800
EchoStar DBS Corp.,
  Sr Note 02-01-09                                                    9.375      B+               200         195,000
Garden State Newspapers, Inc.,
  Sr Sub Note 07-01-11                                                8.625      B+               275         255,750
Lenfest Communications, Inc.,
  Sr Note 11-01-05                                                    8.375      BBB              345         371,065
Mediacom LLC/Mediacom Capital Corp.,
  Sr Note Ser B 04-15-08                                              8.500      B+               180         170,100
News America Holdings, Inc.,
  Gtd Sr Deb 08-10-18                                                 8.250      BBB-             225         227,691
News America, Inc.,
  Gtd Note 04-30-28                                                   7.300      BBB-             325         291,226
Rogers Cablesystems Ltd.,
  Sr Note Ser B (Canada) 03-15-05 (Y)                                10.000      BB+              445         471,700
TCI Communications, Inc.,
  Sr Deb 02-15-26                                                     7.875      A                365         368,084
Time Warner, Inc.,
  Deb 01-15-13                                                        9.125      BBB+             434         496,874
Viacom, Inc.,
  Sr Note 01-30-06 (R)                                                6.400      A-               255         255,000
  Sr Note 01-30-06                                                    6.400      A-               270         273,758

Medical 1.42%                                                                                               2,459,880
Dynacare, Inc.,
  Sr Note (Canada) 01-15-06 (Y)                                      10.750      B+               430         436,450
Fresenius Medical Care Capital Trust II,
  Gtd Trust Preferred Security 02-01-08                               7.875      B+               405         394,875
HCA -- The Healthcare Co.,
  Note 06-01-06                                                       7.125      BB+              495         484,476
  Note 09-01-10                                                       8.750      BB+              235         249,688
HEALTHSOUTH Corp.,
  Sr Note 02-01-08                                                    8.500      BBB-             250         251,875
Quest Diagnostics, Inc.,
  Sr Note 07-12-06                                                    6.750      BBB-             355         351,565
Tenet Healthcare Corp.,
  Sr Note 01-15-05                                                    8.000      BB+              110         112,888
Triad Hospitals, Inc.,
  Sr Note 05-01-09 (R)                                                8.750      B-               175         178,063

Metal 0.43%                                                                                                   739,605
Newmont Mining Corp.,
  Note 05-15-11                                                       8.625      BBB              325         319,004
Phelps Dodge Corp.,
  Sr Note 06-01-11                                                    8.750      BBB              425         420,601

Mortgage Banking 4.81%                                                                                      8,324,390
Commercial Mortgage Acceptance Corp.,
  Pass Thru Ctf Ser 1999-C1 Class A-1 08-15-08                        6.790      Aaa              630         644,687
ContiMortgage Home Equity Loan Trust,
  Pass Thru Ctf Ser 1995-2 Class A-5 08-15-25                         8.100      AAA              366         380,252
Credit Suisse First Boston Mortgage Securities Corp.,
  Commercial Mtg Pass Thru Ctf Ser 1998-C1
  Class A-1A 12-17-07                                                 6.260      AAA            1,082       1,095,240
Deutsche Mortgage & Asset Receiving Corp.,
  Commercial Mtg Pass-Thru Ctf Ser 1998-C1
  Class C 03-15-08                                                    6.861      A2               415         410,202
FirstPlus Home Loan Trust,
  Pass Thru Ctf Ser 1998-4 Class A-5 01-10-18                         6.380      AAA              730         735,015
GMAC Commercial Mortgage Securities, Inc.,
  Pass Thru Ctf Ser 1998-C1 Class A-1 05-15-30                        6.411      Aaa            1,611       1,632,087
LB Commercial Mortgage Trust,
  Pass Thru Ctf Ser 1999-C1 Class A-1 08-15-07                        6.410      Aaa              630         645,132
Morgan Stanley Capital I, Inc.,
  Pass Thru Ctf Ser 1999-CAM1 Class A-3 11-15-08                      6.920      AAA            1,555       1,598,856
Salomon Brothers Mortgage Securities VII, Inc.,
  Mtg Pass Thru Ctf Ser 1997-HUD2 Class A-2 07-25-24                  6.750      Aaa              454         455,680
UCFC Home Equity Loan Trust,
  Pass Thru Ctf Ser 1996-D1 Class A6 02-15-25                         7.180      AAA              710         727,239

Oil & Gas 2.77%                                                                                             4,782,668
Alberta Energy Co., Ltd.,
  Note (Canada) 09-15-30 (Y)                                          8.125      BBB+             370         403,352
Chesapeake Energy Corp.,
  Sr Note 04-01-11 (R)                                                8.125      B+               190         177,175
Forest Oil Corp.,
  Sr Note 06-15-08 (R)                                                8.000      BB               210         204,750
Louis Dreyfus Natural Gas Corp.,
  Sr Note 12-01-07                                                    6.875      BBB              345         342,965
Occidental Petroleum Corp.,
  Sr Deb 09-15-09                                                    10.125      BBB-             600         717,426
Ocean Energy, Inc.,
  Sr Sub Note Ser B 07-15-07                                          8.875      BB+              265         279,172
Pemex Project Funding Master Trust,
  Bond 10-13-10 (R)                                                   9.125      BB+              520         545,579
Petrobras International Finance Co.,
  Sr Note (Brazil) 07-06-11 (R) (Y) +                                 9.750      Baa1             175         174,563
Petroleum Geo-Services ASA,
  Sr Note (Norway) 03-30-28 (Y)                                       7.125      BBB-             435         359,797
Snyder Oil Corp.,
  Sr Sub Note 06-15-07                                                8.750      BBB+             290         308,177
Transocean Sedco Forex, Inc.,
  Note 04-15-31 (R)                                                   7.500      A-               505         505,611
Union Pacific Resources Group, Inc.,
  Deb 05-15-28                                                        7.150      BBB+             555         539,443
Valero Energy Corp.,
  Note 06-15-05                                                       8.375      BBB-             210         224,658

Paper & Paper Products 1.02%                                                                                1,762,438
Georgia-Pacific Corp.,
  Note 05-15-06                                                       7.500      BBB-             320         320,896
  Note 05-15-31                                                       8.875      BBB-             345         348,847
International Paper Co.,
  Note 07-08-05                                                       8.125      BBB+             520         549,900
Stora Enso Oyj,
  Sr Note (Finland) 5-15-11 (Y)                                       7.375      BBB+             535         542,795

Real Estate Operations 0.12%                                                                                  203,326
EOP Operating L.P.,
  Note 02-15-05                                                       6.625      BBB+             200         203,326

Real Estate Investment Trusts 1.44%                                                                         2,491,914
American Health Properties, Inc.,
  Note 01-15-07                                                       7.500      BBB+             270         262,575
Cabot Industrial Properties, L.P.,
  Note 05-01-04                                                       7.125      BBB              380         384,845
Camden Property Trust,
  Note 04-15-04                                                       7.000      BBB              420         427,136
Healthcare Realty Trust, Inc.,
  Sr Note 05-01-11                                                    8.125      BBB-             325         325,812
Liberty Property L.P.,
  Medium Term Note 06-05-02                                           6.600      BBB              355         357,663
Mack-Cali Realty, L.P.,
  Note 02-15-11                                                       7.750      BBB              335         338,353
ProLogis Trust,
  Note 04-15-04                                                       6.700      BBB+             390         395,530

Retail 0.47%                                                                                                  812,990
Delhaize America, Inc.,
  Note 04-15-11 (R)                                                   8.125      BBB-             475         493,677
Kmart Corp.,
  Note 06-15-08 (R)                                                   9.875      BB+              325         319,313

Telecommunications 5.57%                                                                                    9,643,154
AT&T Wireless Group,
  Sr Note 03-01-31 (R)                                                8.750      BBB              675         701,352
BellSouth Capital Funding Corp.,
  Deb 02-15-30                                                        7.875      AA-              365         389,627
Citizens Communications Co.,
  Note 05-15-06                                                       8.500      BBB              325         333,619
  Note 05-15-11                                                       9.250      BBB              325         341,328
Crown Castle International Corp.,
  Sr Note 05-15-11                                                    9.000      B                 75          66,000
  Sr Note 08-01-11 (R)                                                9.375      B                 95          84,788
Deutsche Telekom International Finance B.V.,
  Bond (Coupon rate Step-up/down on rating)
  (Netherlands) 06-15-05 (Y)                                          7.750      A-               650         679,094
  Bond (Coupon rate Step-up/down on rating)
  (Netherlands) 06-15-30 (Y)                                          8.250      A-               350         355,092
Dominion Resources, Inc.,
  Sr Note Ser A 06-15-10                                              8.125      BBB+             545         587,919
France Telecom,
  Bond (Coupon rate Step-up/down on rating)
  (France) 03-01-31 (R) (Y)                                           8.500      A-               520         544,981
LCI International, Inc.,
  Sr Note 06-15-07                                                    7.250      BBB+             425         424,226
Mediacom LLC/Mediacom Capital Corp.,
  Sr Note 01-15-13 (R)                                                9.500      B+               100          95,750
MetroNet Communications Corp.,
  Sr Discount Note, Step Coupon (10.75%, 11-01-02)
  (Canada) 11-01-07 (A) (Y)                                            Zero      BBB              355         336,160
  Sr Note (Canada) 08-15-07 (Y)                                      12.000      BBB              280         305,200
Qwest Capital Funding, Inc.,
  Bond 02-15-31 (R)                                                   7.750      BBB+             675         659,610
Sprint Capital Corp.,
  Note 01-30-06                                                       7.125      BBB+             320         322,198
  Note 11-15-28                                                       6.875      BBB+             520         436,998
Telefonos de Mexico S.A. de C.V.,
  Sr Note (Mexico) 01-26-06 (R) (Y)                                   8.250      BB+              705         727,913
Telus Corp.,
  Note (Canada) 06-01-11 (Y)                                          8.000      BBB+             520         527,800
Verizon Global Funding Corp.,
  Deb 12-01-30 (R)                                                    7.750      A+               365         379,965
VoiceStream Wireless Corp.,
  Sr Note 09-15-09                                                   11.500      A-               295         339,250
WorldCom, Inc.,
  Note 05-15-06                                                       8.000      BBB+             635         658,012
  Note 05-15-31                                                       8.250      BBB+             345         346,272

Transportation 3.70%                                                                                        6,398,321
America West Airlines,
  Pass Thru Ctf Ser 1996-1B 01-02-08                                  6.930      A-               358         350,439
Burlington Northern Santa Fe Corp.,
  Deb 08-15-30                                                        7.950      BBB+             690         727,474
Continental Airlines,
  Pass Thru Ctf Ser 1996-C 10-15-13                                   9.500      BBB+             419         463,099
Continental Airlines, Inc.,
  Pass Thru Ctf Ser 1999-1A 02-02-19                                  6.545      AA+              590         570,962
Delta Air Lines, Inc.,
  Note 12-15-05                                                       7.700      BBB-             395         388,427
Humpuss Funding Corp.,
  Note 12-15-09 (R)                                                   7.720      B3               201         142,737
Northwest Airlines 1996-1 Pass Through Trusts,
  Pass Thru Ctf Ser 1996-1C 01-02-05                                 10.150      BBB-             178         184,148
  Pass Thru Ctf Ser 1996-1D 01-02-15                                  8.970      BBB-             353         363,508
Northwest Airlines, Inc.,
  Note 03-15-04                                                       8.375      BB               215         211,308
  Sr Note 06-01-06                                                    8.875      BB               330         313,500
NWA Trust,
  Sr Note Ser A 12-21-12                                              9.250      AA               529         575,169
Railcar Trust No. 1992-1,
  Pass Thru Ser 1992-1 Class A 06-01-04                               7.750      AAA              799         829,206
U.S. Airways, Inc.,
  Pass Thru Ctf Ser 1990-A1 03-19-05                                 11.200      BB-              500         512,060
United Air Lines, Inc.,
  Pass Thru Ctf Ser 2000-2 04-01-12                                   7.032      AAA              482         482,200
Wisconsin Central Transportation Corp.,
  Note 04-15-08                                                       6.625      BBB-             290         284,084

Utilities 13.40%                                                                                           23,185,059
AES Corp.,
  Sr Note 06-01-09                                                    9.500      BB               335         341,700
  Sr Note 09-15-10                                                    9.375      BB               155         156,550
  Sr Sub Note 07-15-06                                               10.250      B+               460         471,500
AES Eastern Energy L.P.,
  Pass Thru Ctf Ser 1999-A 01-02-17                                   9.000      BBB-             410         417,216
Beaver Valley Funding Corp.,
  Sec Lease Oblig Bond 06-01-17                                       9.000      BB-              463         507,054
BVPS II Funding Corp.,
  Collateralized Lease Bond 06-01-17                                  8.890      BB-              700         772,982
Calpine Canada Energy Finance ULC,
  Sr Note (Canada) 05-01-08 (Y)                                       8.500      BB+              325         314,682
Calpine Corp.,
  Sr Note 08-15-05                                                    8.250      BB+              215         212,403
  Sr Note 05-15-06                                                   10.500      BB+              465         487,087
  Sr Note 02-15-11                                                    8.250      BB+              320         307,334
Chugach Electric Association, Inc.,
  1st Mtg 1991 Ser A 03-15-22                                         9.140      A              2,000       2,220,220
Cleveland Electric Illuminating Co.,
  1st Mtg Ser B 05-15-05                                              9.500      BB+            1,205       1,247,175
CMS Energy Corp.,
  Sr Note 10-15-07                                                    9.875      BB               145         152,975
  Sr Note 04-15-11                                                    8.500      BB                70          67,933
  Sr Note Ser B 01-15-04                                              6.750      BB               400         382,000
EIP Funding-PNM,
  Sec Fac Bond 10-01-12                                              10.250      BBB-             647         703,612
Exelon Generation Co., LLC,
  Sr Note 06-15-11 (R)                                                6.950      A-               645         644,503
GG1B Funding Corp.,
  Deb 01-15-11                                                        7.430      BBB-             366         370,382
HQI Tanselec Chile SA,
  Sr Note (Chile) 04-15-11 (R) (Y)                                    7.875      A-               510         508,037
Hydro-Quebec,
  Gtd Bond Ser HY (Canada) 01-15-22 (Y)                               8.400      A+               340         391,673
  Gtd Deb Ser IF (Canada) 02-01-03 (Y)                                7.375      A+               750         779,587
Iberdrola International B.V.,
  Note (Spain) 10-01-02 (Y)                                           7.500      AA-            2,000       2,064,900
KeySpan Corp.,
  Note 11-15-30                                                       8.000      A                335         358,983
Long Island Lighting Co.,
  Deb 03-15-23                                                        8.200      A-               640         656,000
Midland Funding Corp. II,
  Deb Ser A 07-23-05                                                 11.750      BB+              955       1,052,887
  Deb Ser B 07-23-06                                                 13.250      BB+              225         260,438
Mirant Americas Generation, Inc.,
  Pass Thur Ctf Ser MIR 2001-14 06-15-04 (R)                          7.200      BBB-             645         643,071
  Sr Note 05-01-11 (R)                                                8.300      BBB-             400         401,116
Monterrey Power S.A. de C.V.,
  Sec Bond (Mexico) 11-15-09 (R) (Y)                                  9.625      BB+              140         145,454
Niagara Mohawk Power Corp.,
  Sec Fac Bond 01-01-18                                               8.770      BBB              752         776,801
Northeast Utilities,
  Note Ser A 12-01-06                                                 8.580      BBB              110         113,660
NRG Energy, Inc.,
  Sr Note 04-01-11                                                    7.750      BBB-             520         527,192
Pinnacle Partners,
  Sr Note 08-15-04 (R)                                                8.830      BBB-             480         488,739
Pinnacle West Capital Corp.,
  Sr Note 04-01-06                                                    6.400      BBB              475         468,379
PNPP II Funding Corp.,
  Deb 05-30-16                                                        9.120      BB-              495         533,877
PSEG Energy Holdings, Inc.,
  Sr Note 02-15-08 (R)                                                8.625      BBB-             340         343,852
PSEG Power LLC,
  Sr Note 04-15-31 (R)                                                8.625      BBB              345         370,916
Sierra Pacific Resources,
  Note 05-15-05                                                       8.750      BBB-             230         234,492
System Energy Resources, Inc.,
  1st Mtg 08-01-01                                                    7.710      BBB-             615         615,830
TXU Electric Capital V,
  Capital Sec 01-30-37                                                8.175      BBB-             365         359,032
Waterford 3 Funding Corp.,
  Sec Lease Obligation Bond 01-02-17                                  8.090      BBB-             787         801,392
Xcel Energy, Inc.,
  Sr Note 12-01-10                                                    7.000      BBB+             510         511,443

Waste Disposal Service & Equipment 0.10%                                                                      179,609
Waste Management, Inc.,
  Sr Note 08-01-10                                                    7.375      BBB              180         179,609

                                                                                        NUMBER OF
                                                                                        SHARES OR
ISSUER, DESCRIPTION                                                                     WARRANTS                VALUE
PREFERRED STOCKS AND WARRANTS 1.38%                                                                        $2,385,657
(Cost $2,317,617)

California Federal Preferred Capital Corp., 9.125%,
  Ser A, Preferred Stock                                                                       37,160         939,405
CSC Holdings, Inc., 11.125%, Ser M, Preferred Stock                                             9,029         963,846
CSC Holdings, Inc., 11.750%, Ser H, Preferred Stock                                             4,076         432,056
MetroNet Communications Corp., Warrant (Canada) (R) (Y) **                                        530          50,350

                                                                      INTEREST          PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                    RATE              (000s OMITTED)          VALUE
SHORT-TERM INVESTMENTS 7.42%                                                                              $12,829,000
(Cost $12,829,000)

Joint Repurchase Agreement 7.42%
Investment in a joint repurchase agreement transaction
  with UBS Warburg, Inc. -- Dated 06-29-01, due
  07-02-01 ( Secured by U.S. Treasury Bonds, 10.625%
  due 08-15-15 and 6.250% due 08-15-23, U.S.
  Treasury Note, 5.625% due 11-30-02)                             3.970%                      $12,829     $12,829,000

TOTAL INVESTMENTS 99.73%                                                                                 $172,495,951

OTHER ASSETS AND LIABILITIES, NET 0.27%                                                                      $472,910

TOTAL NET ASSETS 100.00%                                                                                 $172,968,861


(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $26,351,873 or 15.24% of the Fund's net assets as of June 30, 2001.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer;
    however, security is U.S. dollar-denominated.

  + All or a portion of these securities, having an aggregate value of $225,000, or 0.13% of the Fund's net assets, have been purchased as forward commitments; that is, the Fund has agreed on a trade date to take delivery of and make payment for such securities on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of the forward commitments. Accordingly, the market value of $242,212 of United States Treasury Bond 9.125%, 05-15-18 has been segregated to cover the forward commitments.

  * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investor Services or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

 ** Non-income-producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



ASSETS AND
LIABILITIES

June 30, 2001
(unaudited).

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value per share.

ASSETS
Investments at value (cost $169,588,562)                         $172,495,951
Cash                                                                      638
Receivable for investments sold                                     4,376,235
Dividends and interest receivable                                   2,847,948
Other assets                                                           16,719

Total assets                                                      179,737,491

LIABILITIES
Payable for investments purchased                                   6,105,525
Dividend payable                                                      288,858
Payable to affiliates                                                 290,261
Other payables and accrued expenses                                    83,986

Total liabilities                                                   6,768,630

NET ASSETS
Capital paid-in                                                   173,876,473
Accumulated net realized loss on investments                       (2,885,649)
Net unrealized appreciation of investments                          2,907,389
Distributions in excess of net investment income                     (929,352)

Net assets                                                       $172,968,861

NET ASSET VALUE PER SHARE
Based on 10,839,599 shares outstanding                                 $15.96

See notes to
financial statements.



OPERATIONS

For the period ended
June 30, 2001
(unaudited).1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Interest (including income on securities loaned of $17,046)        $6,055,300
Dividends                                                              84,019

Total investment income                                             6,139,319

EXPENSES
Investment management fee                                             532,592
Transfer agent fee                                                     58,427
Custodian fee                                                          33,459
Printing                                                               27,277
Accounting and legal services fee                                      17,025
Auditing fee                                                           16,587
New York Stock Exchange fee                                            15,758
Trustees' fees                                                          4,481
Miscellaneous                                                           3,034
Legal fees                                                                899

Total expenses                                                        709,539

Net investment income                                               5,429,780

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain on investments sold                               3,096,143
Change in net unrealized appreciation (depreciation)
  on investments                                                   (2,194,693)

Net realized and unrealized gain                                      901,450

Increase in net assets from operations                             $6,331,230

1 Semiannual period from 1-1-01 through 6-30-01.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement of
Changes in Net
Assets shows how
the value of the
Fund's net assets
has changed since
the end of the
previous period.
The difference
reflects earnings
less expenses, any
investment gains
and losses,  dis-
tributions paid to
shareholders and
any increase due
to reinvestment
of distributions.

                                                                         YEAR        PERIOD
                                                                        ENDED         ENDED
                                                                     12-31-00       6-30-01 1
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                                             $11,497,402    $5,429,780

Net realized gain (loss)                                           (2,920,491)    3,096,143
Change in net unrealized
  appreciation (depreciation)                                       8,740,097    (2,194,693)

Increase in net assets
  resulting from operations                                        17,317,008     6,331,230

Distributions to shareholders
From net investment income                                        (11,515,246)  (5,549,894)

From fund share transactions
(Market value of shares issued in
  reinvestment of distributions)                                    1,266,845       299,750

NET ASSETS
Beginning of period                                               164,819,168   171,887,775

End of period 2                                                  $171,887,775  $172,968,861

1 Semiannual period from 1-1-01 through 6-30-01. Unaudited.

2 Includes undistributed net investment income of $25,036 and distributions in excess of net investment income of $929,352, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          12-31-96    12-31-97    12-31-98    12-31-99    12-31-00     6-30-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $16.74      $16.20      $16.55      $16.64      $15.37      $15.89
Net investment income                                     1.22        1.20        1.14        1.10        1.07        0.50
Net realized and unrealized
  gain (loss) on investments                             (0.54)       0.35        0.09       (1.27)       0.52        0.08
Total from investment
  operations                                              0.68        1.55        1.23       (0.17)       1.59        0.58
Less distributions
From net investment income                               (1.22)      (1.20)      (1.14)      (1.10)      (1.07)      (0.51)
Net asset value,
  end of period                                         $16.20      $16.55      $16.64      $15.37      $15.89      $15.96
Per share market value,
  end of period                                        $14.875     $16.750     $15.875     $12.688     $14.438     $15.000
Total return at
  market value 2 (%)                                      2.34       21.57        1.75      (13.42)      23.06        7.49 3

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $169        $174        $177        $165        $172        $173
Ratio of expenses
  to average net assets (%)                               0.84        0.84        0.81        0.80        0.84        0.82 4
Ratio of net investment income
  to average net assets (%)                               7.50        7.34        6.79        6.88        6.89        6.29 4,5
Portfolio turnover (%)                                     117         143         240         184         248         150

1 Semiannual period from 1-1-01 through 6-30-01. Unaudited.

2 Assumes dividend reinvestment.

3 Not annualized.

4 Annualized.

5 Had the Fund not amortized premiums on debt securities, the annualized ratio of net investment income to average net assets would have been 6.45%.



NOTES TO
STATEMENTS

Unaudited.

NOTE A
Accounting policies

John Hancock Income Securities Trust (the "Fund") is a closed-end investment management company registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement date.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Securities lending

The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At June 30, 2001, the Fund loaned securities having a market value of $23,700,000 collateralized by securities in the amount of $23,903,593.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $5,043,880 of capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforward is used by the Fund, no capital gain distributions will be made. The carryforward expires as follows: December 31, 2004 -- $32,498, December 31, 2005 -- $35,925, December 31, 2007 -- $1,826,741 and December 31, 2008 --
$3,148,716.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and administrative services

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a quarterly management fee to the Adviser, for a continuous investment program, equivalent on an annual basis, to the sum of (a) 0.65% of the first $150,000,000 of the Fund's average weekly net asset value, (b) 0.375% of the next $50,000,000, (c) 0.35% of the next $100,000,000 and (d) 0.30% of the Fund's average weekly net asset value in excess of $300,000,000.

In the event normal operating expenses of the Fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses exceed 1.5% of the first $30,000,000 of the Fund's average weekly net asset value and 1.0% of the Fund's average weekly net asset value in excess of $30,000,000, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares reinvested, the reclassification of capital accounts and the number of shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.

                                                YEAR ENDED 12-31-00           PERIOD ENDED 6-30-01 1
                                            SHARES           AMOUNT        SHARES           AMOUNT
Beginning of period                     10,726,230     $172,310,709    10,819,590      173,576,723
Distributions reinvested                    93,360        1,266,845        20,009          299,750
Reclassification of capital accounts            --             (831)           --               --
End of period                           10,819,590     $173,576,723    10,839,599     $173,876,473

1 Semiannual period from 1-1-01 through 6-30-01. Unaudited.

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended June 30, 2001, aggregated $161,490,310 and $142,818,690, respectively.
Purchases and proceeds from sales of obligations of the U.S. government aggregated $81,768,221 and $100,803,831, respectively.

The cost of investments owned at June 30, 2001 (including short-term investments) for federal income tax purposes was $170,681,086. Gross unrealized appreciation and depreciation of investments aggregated $3,527,696 and $1,712,831, respectively, resulting in net unrealized appreciation of $1,814,865.

NOTE E
Change in accounting principle

Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and began amortizing premiums on debt securities. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $834,274 reduction in the cost of securities and a corresponding increase in net unrealized appreciation/depreciation on investments, based on securities held as of December 31, 2000.

The effect of this change for the period ended June 30, 2001 was to decrease net investment income by $134,815, decrease unrealized appreciation on investments by $5,221 and increase net realized gain on investments by $140,036. The effect of this change on the per share operating performance and the annualized ratio of net investment income to average net assets for the period ended June 30, 2001 was as follows: decrease in net investment income by $0.01 per share, increase in net realized and unrealized gain by $0.01 per share, and decrease in the ratio of net investment income to average net assets by 0.16%.

The statement of changes in net assets and financial highlights for prior periods has not been restated to reflect this change in presentation.

DIVIDENDS AND DISTRIBUTIONS

During the first six months of 2001, dividends from net investment income totaling $ 0.5125 per share were paid to shareholders. The dates of payment and the amounts per share are as follows:

                          INCOME
PAYMENT DATE            DIVIDEND
--------------------------------
March 30, 2001          $ 0.2575
June 29, 2001             0.2550

INVESTMENT OBJECTIVE AND POLICY

John Hancock Income Securities Trust is a closed-end diversified investment management company, shares of which were initially offered to the public on February 14, 1973 and are publicly traded on the New York Stock Exchange.
Its investment objective is to generate a high level of current income consistent with prudent investment risk. The Fund invests in a diversified portfolio of freely marketable debt securities and may invest an amount not exceeding 20% of its assets in income-producing preferred and common stock.
It is contemplated that at least 75% of the value of the Fund's total assets will be represented by debt securities which have at the time of purchase a rating within the four highest grades as determined by Moody's Investors Service, Inc., or Standard & Poor's Corporation. The Fund intends to engage in short-term trading and may invest in repurchase agreements.
The Fund may use option contracts to manage its exposure to the stock market. The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. The Fund may issue a single class of senior securities not to exceed 33 1/3% of its net assets at market value and may borrow from banks as a temporary measure for emergency purposes in amounts not to exceed 5% of the total assets at cost. The Fund may lend portfolio securities not to exceed 33 1/3% of total assets. The Fund pays quarterly dividends from net investment income and intends to distribute any available net realized capital gains annually. All distributions are paid in cash unless the shareholder elects to participate in the Automatic Dividend Reinvestment Plan.

FINANCIAL FUTURES CONTRACTS

The Fund may buy and sell financial futures contracts and options on futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. The Fund's ability to hedge successfully will depend on the Adviser's ability to predict accurately the future direction of interest rate changes and other market factors. There is no assurance that a liquid market for futures and options will always exist. In addition, the Fund could be prevented from opening, or realizing the benefits of closing out, a futures or options position because of position limits or limits on daily price fluctuations imposed by an exchange.

The Fund will not engage in transactions in futures contracts and options on futures for speculation, but only for hedging or other permissible risk management purposes. All of the Fund's futures contracts and options on futures will be traded on a U.S. commodity exchange or board of trade. The Fund will not engage in a transaction in futures or options on futures if, immediately thereafter, the sum of initial margin deposits on existing positions and premiums paid for options on futures would exceed 5% of the Fund's total assets.

DIVIDEND REINVESTMENT PLAN

John Hancock Income Securities Trust offers shareholders the opportunity to elect to receive shares of the Fund's common shares in lieu of cash dividends. The Plan is available to all shareholders without charge.

Any shareholder of record of John Hancock Income Securities Trust ("Income Securities") may elect to participate in the Automatic Dividend
Reinvestment Plan (the "Plan") and receive shares of Income Securities common shares in lieu of all or a portion of the cash dividends.

Shareholders may join the Plan by filling out and mailing an authorization card showing an election to reinvest all or a portion of dividend payments. If received in proper form by State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 (the "Agent Bank") not later than seven business days before the record date for a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker, bank or nominee to participate in the Plan.

Participation in the Plan may be terminated at any time by written notice to the Agent Bank and such termination will be effective immediately. However, notice of termination must be received seven days prior to the record date of any distribution to be effective for that distribution. Upon termination, certificates will be issued representing the number of full shares of common shares held by the Agent Bank. A shareholder will receive a cash payment for any fractional share held. The Agent Bank will act as agent for participating shareholders. The Board of Trustees of Income Securities will declare dividends from net investment income payable in cash or, in the case of shareholders participating in the Plan, partially or entirely in Income Securities' common shares. The number of shares to be issued for the benefit of each shareholder will be determined by dividing the amount of the cash dividend otherwise payable to such shareholder on shares included under the Plan by the per share net asset value of the common shares on the date for payment of the dividend, unless the net asset value per share on the payment date is less than 95% of the market price per share on that date, in which event the number of shares to be issued to a shareholder will be determined by dividing the amount of the cash dividend payable to such shareholder by 95% of the market price per share of the common shares on the payment date. The market price of the common shares on a particular date shall be the mean between the highest and lowest sales price on the New York Stock Exchange on that date. Net asset value will be determined in accordance with the established procedures of Income Securities. However, if as of such payment date the market price of the common shares is lower than such net asset value per share, the number of shares to be issued will be determined on the basis of such market price. Fractional shares, carried out to three decimal places, will be credited to your account. Such fractional shares will be entitled to future dividends.

The shares issued to participating shareholders, including fractional shares, will be held by the Agent Bank in the name of the participant. A confirmation will be sent to each shareholder promptly, normally within seven days, after the payment date of the dividend. The confirmation will show the total number of shares held by such shareholder before and after the dividend, the amount of the most recent cash dividend which the shareholder has elected to reinvest and the number of shares acquired with such dividend.

The reinvestment of dividends does not in any way relieve participating shareholders of any federal, state or local income tax which may be due with respect to such dividend. Dividends reinvested in shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the New York Stock Exchange as of the dividend payment date. Distributions from the Fund's long-term capital gains will be processed as noted above for those electing to reinvest in shares and will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

All correspondence or additional information concerning the plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the John Hancock Income Securities Trust, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200
Telephone: 1-800-426-5523

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

SHAREHOLDER MEETING

On March 29, 2001, the Annual Meeting of John Hancock Income Securities Trust (the "Fund") was held to elect eleven Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

The shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                         WITHHELD
                            FOR         AUTHORITY
-------------------------------------------------
Dennis S. Aronowitz         9,171,177     379,791
Stephen L. Brown            9,278,193     272,774
Richard P. Chapman, Jr.     9,333,448     217,519
William J. Cosgrove         9,338,413     212,555
Richard A. Farrell          9,341,500     209,467
Maureen R. Ford             9,430,958     120,009
Gail D. Fosler              9,429,887     121,081
William F. Glavin           9,417,929     133,038
John A. Moore               9,425,929     125,038
Patti McGill Peterson       9,426,729     124,238
John W. Pratt               9,425,731     125,236

The shareholders also ratified the Trustees' selection of Ernst & Young, LLP as the Fund's independent auditors for the fiscal year ending December 31, 2001, with the votes tabulated as follows: 9,193,846 FOR, 33,719 AGAINST and 323,403 ABSTAINING.



FOR YOUR
INFORMATION

TRUSTEES
Dennis S. Aronowitz*
Richard P. Chapman, Jr.
William J. Cosgrove*
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT
AND REGISTRAR
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

STOCK SYMBOL
Listed New York Stock Exchange:
JHS

For shareholder assistance
refer to page 29


HOW TO
CONTACT US

On the Internet                       www.jhfunds.com

By regular mail                       State Street Bank and Trust Company
                                      P.O. Box 8200
                                      Boston, MA 02266-8200

Customer service representatives      1-800-426-5523

24-hour automated information         1-800-843-0090



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A tag line below reads "JOHN HANCOCK FUNDS."]

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1-800-843-0090

www.jhfunds.com


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